LOCK-UP AGREEMENT

______, 2017

Ladies and Gentlemen:

This Letter Agreement is being executed in connection with that certain Agreement and Plan of Merger by and between Dataram Corporation (the “Parent”), Dataram Acqusition Sub, Inc., the wholly owned subsidiary of the Parent, U.S. Gold Corp. (the “Company”) and Copper King LLC, a principal stockholder of the Company (the “Merger Agreement” and the transactions contemplated thereby, the “Merger”). The undersigned is an officer, director, consultant or a beneficial owner of shares of capital stock, or securities convertible into or exercisable or exchangeable for the capital stock of the Company (each, a “Company Security”) that will be exchanged for shares of capital stock or securities convertible into or exercisable or exchangeable for capital stock of the Parent (each, a “Parent Security”) upon closing of the Merger (the “Merger Closing Date”) or is otherwise entitled to receive Parent Securities on the Merger Closing Date.

1. Lockup. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees, for the benefit of parties to the Merger Agreement that, during the period beginning on the Merger Closing Date and ending on the one year anniversary thereof (the “Lockup Period”), the undersigned will not directly or indirectly, (i) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell (or announce any offer, sale, offer of sale, contract of sale, hedge, pledge, sale of any option or contract to purchase, purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition), or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future), any Parent Security, beneficially owned, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by the undersigned on the date hereof or hereafter acquired or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Parent Security, whether or not any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of any Parent Security.

2. Permitted Transfer. Notwithstanding the foregoing, the undersigned (and any transferee of the undersigned) may transfer any Parent Security: (i) as a bona fide gift or gifts, provided that prior to such transfer the donee or donees thereof agree in writing to be bound by the restrictions set forth herein, (ii) to any trust, partnership, corporation or other entity formed for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that prior to such transfer a duly authorized officer, representative or trustee of such transferee agrees in writing to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) to non-profit organizations qualified as charitable organizations under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (iv) if such transfer occurs by operation of law, such as rules of descent and distribution, statutes governing the effects of a merger or a qualified domestic order, provided that prior to such transfer the transferee executes an agreement stating that the transferee is receiving and holding any Parent Security subject to the provisions of this Letter Agreement. For purposes hereof, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

3. Governing Law. This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York irrespective of any conflict of laws principles. The parties hereby agree that any action or proceeding with respect to this Agreement (and any action or proceeding with respect to any amendments or replacements hereof or transactions relating hereto) may be brought only in a federal or state court located in New York, State of New York and having jurisdiction with respect to such action or proceeding. Each of the parties hereto irrevocably consents and submits to the jurisdiction of such courts.

4. Miscellaneous. This Letter Agreement will become a binding agreement among the undersigned as of the date hereof. This Letter Agreement (and the agreements reflected herein) may be terminated by the mutual agreement of the Parent, the Company (or, after the Merger Closing Date, the Surviving Entity, as defined in the Merger Agreement) and the undersigned, and if not sooner terminated, will terminate upon the expiration date of the Lockup Period. This Letter Agreement may be duly executed by facsimile and in any number of counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument. Signature pages from separate identical counterparts may be combined with the same effect as if the parties signing such signature page had signed the same counterpart. This Letter Agreement may be modified or waived only by a separate writing signed by each of the parties hereto expressly so modifying or waiving such agreement.

[SIGNATURE PAGES FOLLOW]

Very truly yours,

Number of shares of Company Common Stock owned: _____________

Number of shares of Parent Common Stock to be acquired:  _____________

Other Company Securities owned : _____________

Other Parent Securities to be acquired : _____________

Accepted and Agreed to: _____________

DATARAM CORPORATION

By:
Name:
Title:

U.S. GOLD CORP.

By:
Name:
Title: